Exhibit 10.51

                         AMENDMENT NO. 3 TO CREDIT AGREEMENT


                  AMENDMENT NO. 3 dated as of May 27, 1994 to the Credit Agreement dated as of September 1, 1993 (as heretofore amended, the "Credit Agreement") among FIRST HEALTHCARE CORPORATION (the "Borrower"), THE HILLHAVEN CORPORATION (the "Guarantor"), the BANKS referred to in the Credit Agreement (the "Banks"), the LC ISSUING BANKS referred to in the Credit Agreement (the "LC Issuing Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), CHEMICAL BANK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent (the "Collateral Agent").


                                 W I T N E S S E T H:


                  WHEREAS, the parties hereto desire to amend the Credit Agreement (A) to permit the Guarantor and its Subsidiaries (i) to use a captive insurance company Subsidiary of the Guarantor to insure their professional and general liability exposure and (ii) to place their excess insurance and reinsurance with one or more insurers of equal or better quality as insurers having not less than an A.M. Best rating of "A" or "A- XI", and (B) to permit the Guarantor to use its captive insurance company Subsidiary to provide professional and general liability exposure insurance to others;

                  WHEREAS, the Borrower wishes to finance the cost (approximately $1,800,000) of acquiring certain computer equipment for use in the Mortgaged Facilities through outside lenders which as a condition to such financing require that they obtain a first priority Lien on such equipment;

                  WHEREAS, the outside lenders' Lien on such equipment will constitute a purchase money Lien permitted by Section 5.12(e) of the Credit Agreement, but for technical reasons may not constitute a "purchase money security interest" under the Uniform Commercial Code with respect to some or all of such equipment and therefore may be junior to the Collateral Agent's Lien on such equipment under the relevant Mortgages; and

                  WHEREAS, the Guarantor has asked the Banks to permit the Collateral Agent to enter into an agreement with the outside lenders in order to ensure that they will obtain the first priority Lien on such equipment that they have required as a condition to financing the acquisition thereof;









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                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                  SECTION 2. Amendment of Section 5.04. Section 5.04 is amended by replacing clauses (ii) and (iii) thereof with the following:

             (ii) professional and general liability insurance (including products/completed operations liability coverage) in amounts not less than those listed in part B of Schedule X hereto and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Banks may reasonably request. The Guarantor and its Subsidiaries may use a captive insurance company Subsidiary of the Guarantor to insure their professional and general liability exposure, provided that excess insurance and reinsurance are carried in such amounts as are customary with owners of similar businesses, and said excess insurance and reinsurance are placed with companies having not less than an A.M. Best rating "A" or "A- XI" or with other insurers of equal or better quality. The foregoing shall not prohibit the Guarantor from maintaining insurance coverage with X.L. Insurance Company, Ltd., in amounts, and with deductibles, not exceeding those in effect on the Closing Date and covering such risks as are covered by X.L. Insurance Company, Ltd. under policies in effect on the Closing Date.

                  SECTION 3. Permitted Lines of Business. The undersigned parties hereby waive the provisions of Section 5.08 of the Credit Agreement to the extent, if any, required to permit a captive insurance company Subsidiary of the Guarantor to insure the professional and general liability exposure of the Guarantor and its Subsidiaries and to provide such insurance to others. Except as expressly waived hereby, the provisions of Section 5.08 of the Credit Agreement shall remain in full force and effect.

                  SECTION 4. Entry into Agreement to Subordinate by the Collateral Agent. In order to permit the Borrower to finance the cost (approximately $1,800,000) of acquiring certain computer equipment for use in the Mortgaged Facilities through outside lenders which as a condition to such financing require that they obtain a first priority Lien on such equipment, the Collateral Agent is authorized and directed, if requested to do so by the Borrower, to enter into an agreement with such lenders, in form and substance satisfactory to the Agent, for the purpose of subordinating the Collateral Agent's Lien on such equipment under the relevant Mortgages to the Lien of such lenders securing advances made to finance the cost of such equipment.


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                  SECTION 5.  Governing Law.  This Amendment shall be
          governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, Banks having at least 90% of the aggregate amount of the Credit Exposures (said 90% to be calculated net of any participating interests as to which such Banks are not permitted to vote pursuant to directions given in accordance with Section 10.06(b) of the Credit Agreement), the Agent and the Collateral Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 FIRST HEALTHCARE CORPORATION



                                 By /s/ Robert Schneider
                                      Vice President & Treasurer



                                 THE HILLHAVEN CORPORATION



                                 By /s/ Robert Schneider
                                      Vice President & Treasurer

                                 BANKS

                                 Managing Agents:

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                 By /s/ Diana H. Imhof
                                   Title: Associate








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                                 CHEMICAL BANK



                                 By /s/ Neil R. Boylan
                                   Title: Vice President




                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION



                                 By /s/ Brad DeSpain
                                   Title: Vice President




                                 THE BANK OF NEW YORK



                                 By /s/ Lisa Y. Brown
                                   Title: Vice President





                                 THE CHASE MANHATTAN BANK, N.A.



                                 By /s/ Michael K. Bayley
                                   Title: Vice President


                                 CONTINENTAL BANK N.A.



                                 By /s/ David F. McLeese
                                   Title: Vice President


                                 THE LONG-TERM CREDIT BANK
                                   OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY



                                 By /s/ Yutaka Kamisawa
                                   Title: Deputy General Manager


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                                 NATIONSBANK OF TEXAS, N.A.



                                 By /s/ Pamela Randell Levy
                                   Title: Senior Vice President


                                 PNC BANK, NATIONAL ASSOCIATION



                                 By /s/ J. Gregory Seibly
                                   Title: Vice President


                                 SEATTLE-FIRST NATIONAL BANK



                                 By /s/ Thomas P. Rook
                                   Title: Vice President




                                 SWISS BANK CORPORATION,
                                   SAN FRANCISCO BRANCH



                                 By /s/ David L. Parrot
                                   Title: Associate Director
                                           Merchant Banking


                                 By /s/ Hans-Ueli Surber
                                   Title: Executive Director
                                          Merchant Banking



                                 THE TORONTO-DOMINION BANK



                                 By /s/ Warren Finlay
                                   Title: Manager Credit



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                                 U.S. BANK OF WASHINGTON,
                                   NATIONAL ASSOCIATION



                                 By /s/ Erin Keyser
                                   Title: Vice President


                                 Co-Agents:


                                 BANK OF HAWAII


                                 By /s/ Peter S. Ho
                                   Title: Assistant Vice President



                                 BANQUE NATIONALE DE PARIS


                                 By /s/ Deborah Y. Gohh
                                   Title: Vice President



                                 By /s/ Jennifer Cho
                                   Title: Vice President



                                 BHF-BANK


                                 By /s/ Evon Contos
                                   Title: Vice President



                                 By /s/ Peter J. Becker
                                   Title: Assistant Vice President



                                 KREDIETBANK N.V.


                                 By /s/ Robert Snauffer
                                   Title: Vice President







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                                 Lenders:


                                 DRESDNER BANK AG,
                                   LOS ANGELES AGENCY/
                                   GRAND CAYMAN BRANCH



                                 By /s/ Kenneth I. Bowman
                                    Title: Vice President



                                 By /s/ Jon M. Bland
                                   Title: Senior Vice President




                                 FIRST INTERSTATE BANK OF
                                   WASHINGTON, N.A.



                                 By /s/ Donald H. Ralston
                                   Title: Vice President




                                 FLEET BANK OF MASSACHUSETTS



                                 By /s/ Ginger Stolzenthaler
                                   Title: Vice President




                                 THE FUJI BANK, LIMITED,
                                   LOS ANGELES AGENCY


                                 By /s/ Yasuji Ikawa
                                      Title: Joint General Manager



                                 THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY


                                 By /s/ Toshinari Iyoda
                                      Title: Senior Vice President


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                                 AGENTS

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Agent



                                 By /s/ Diana H. Imhof
                                      Title: Associate



                                 J.P. MORGAN DELAWARE,
                                   as Collateral Agent



                                 By /s/ Robert J. Henchey
                                   Title: Vice President








































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